                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 24, 2002



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                 Number)                     Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000

Item 5.   Other Events
-------   ------------

               On May 22, 2002, The Kroger Co. executed a 364-Day Credit Agreement and a Five-Year Credit Agreement, both among the Company, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents. A copy of the 364-Day Credit Agreement is attached hereto as Exhibit 99.1 and a copy of the Five-Year Credit Agreement is attached hereto as
               Exhibit 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

               (c)  Exhibits:

                    99.1 364-Day Credit Agreement among the Company, the Initial
                         Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of
                         Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.

                    99.2 Five-Year Credit Agreement among the Company, the
                         Initial Lenders named therein, Citibank, N.A., as Administrative Agent and as Paying Agent, JPMorgan Chase Bank, as Administrative Agent, and Bank of America, N.A., Bank One, NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and Union Bank of California, N.A., as Co-Syndication Agents.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          THE KROGER CO.



May 24, 2002                              By: /s/ Paul Heldman
                                              Paul Heldman
                                              Senior Vice President, Secretary
                                               and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                                Exhibit
-----------                                -------
   99.1             364-Day Credit Agreement among the Company, the Initial
                    Lenders named therein, Citibank, N.A., as Administrative
                    Agent and as Paying Agent, JPMorgan Chase Bank, as
                    Administrative Agent, and Bank of America, N.A., Bank One,
                    NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and
                    Union Bank of California, N.A., as Co-Syndication Agents.

   99.2             Five-Year Credit Agreement among the Company, the Initial
                    Lenders named therein, Citibank, N.A., as Administrative
                    Agent and as Paying Agent, JPMorgan Chase Bank, as
                    Administrative Agent, and Bank of America, N.A., Bank One,
                    NA, The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch, and
                    Union Bank of California, N.A., as Co-Syndication Agents.